BERGER INVESTMENT PORTFOLIO TRUST
Berger Small Company Growth Fund
Berger Mid Cap Growth Fund
Berger Select Fund

BERGER GROWTH AND INCOME FUND

SUPPLEMENT DATED DECEMBER 19, 2000
TO
PROSPECTUS DATED JUNE 26, 2000

Effective January 1, 2001, Paul A. LaRocco will join Berger LLC ("Berger") as Vice President and portfolio manager of the Berger Small Company Growth Fund.
 Mr. LaRocco will succeed interim portfolio managers Jay W. Tracey and Mark
S. Sunderhuse. Mr. LaRocco joins Berger from Montgomery Asset Management where he co-managed the Montgomery Small Cap Fund and the Mid Cap 20 Portfolio. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid cap growth funds. Prior to that he was a portfolio manager for a number of small and mid cap funds at Oppenheimer Funds from 1993 to 1998. Mr. LaRocco holds a Master of Business Administration degree in Finance from the University of Chicago Graduate School of Business and has a Bachelor of Science degree in Physiological Psychology and a Bachelor of Arts degree in Biological Sciences from the University of California, Santa Barbara. He is a Chartered Financial Analyst.

Also effective January 1, 2001, Mr. Sunderhuse will be appointed portfolio manager of the Berger Mid Cap Growth Fund and Mr. Tracey and Steven L. Fossel
 will be appointed team portfolio managers of the Berger Growth and Income Fund. The Berger Mid Cap Growth Fund has been managed on an interim basis by Mr. Sunderhuse and Mr. Tracey and the Berger Growth and Income Fund has been managed on an interim basis by Mr. Fossel. In addition, effective
January 29, 2001, the Berger Growth and Income Fund name and investment policies are expected to be changed to that of a large cap growth fund.

In addition, effective immediately, Mr. Tracey, Mr. Sunderhuse and Mr. Fossel as a team will select the stocks that comprise the Berger Select Fund's portfolio. Beginning January 1, 2001, Mr. LaRocco will join the Berger Select Fund's management team.

The sections "Organization of the Berger Funds Family" and "Berger Select Fund's Goal and Principal Investment Strategies" of the Prospectus are amended accordingly.